THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

SUPPLEMENT DATED MARCH 7, 2008 TO THE PROSPECTUS DATED MARCH 1, 2008

This Supplement updates the above-referenced Prospectus of The 787 Fund, Inc. (“Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed new Investment Advisory Agreement with Gabelli Funds, LLC and the proposed new Board of Directors for the Corporation.

Information Regarding the Proposed New Investment Advisory Agreement and Board of Directors

At special shareholder meetings held on March 7, 2008, the shareholders of the AXA Enterprise Mergers and Acquisitions Fund (“Fund”) approved a new investment advisory agreement between the Fund and Gabelli Funds, LLC and a new Board of Directors for the Fund. It is expected that the new investment advisory agreement and the new Board of Directors will be effective as of March 11, 2008. As a result, effective March 11, 2008, the name of the Fund will be changed from the AXA Enterprise Mergers and Acquisitions Fund to the Enterprise Mergers and Acquisitions Fund.